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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): January 27, 2005



                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                        333-113543            13-3939229
-----------------------------        ----------            ----------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                10036
------------------------                            -------
(Address of principal                               (Zip Code)
 executive offices)

Registrant's telephone number, including area code (212) 761-4000
                                                   ---------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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



ITEM 8.01. OTHER EVENTS.
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Description of the Notes and the Mortgage Pool*
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         On January 1, 2005, Morgan Stanley Dean Witter Credit Corporation
("MSDWCC") entered into a Home Equity Loan Purchase Agreement dated as of January 1, 2005 (the "Purchase Agreement"), by and between MSDWCC, as seller and Morgan Stanley ABS Capital I, Inc. (the "Company"), as purchaser, relating to the MSDWCC HELOC Trust 2005-1 (the "Trust"), HELOC Asset Backed Notes, Series 2005-1 (the "Notes"). The Purchase Agreement is annexed hereto as
Exhibit 99.1.

         MSDWCC, as servicer, the Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee (the "Indenture Trustee") entered into a Servicing Agreement, dated as of January 1, 2005 (the "Servicing Agreement"), providing for the servicing of the Home Equity Loans to be delivered pursuant to the Purchase Agreement. The Servicing Agreement is annexed hereto as Exhibit 99.2.

         The Trust, as issuer, and the Indenture Trustee entered into an Indenture, dated as of January 1, 2005 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

         The Company, as depositor, and Wilmington Trust Company, as owner trustee (the "Owner Trustee") entered into a Trust Agreement, dated as of January 1, 2005 (the "Trust Agreement"), providing for the creation of the MSDWCC HELOC Trust 2005-1. The Trust Agreement is annexed hereto as Exhibit 99.4.



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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 12, 2004 and the Prospectus Supplement dated January 24, 2005, of Morgan Stanley ABS Capital I Inc., relating to its HELOC Asset-Backed Notes, Series 2005-1 (the "Prospectus").


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


Section 9     Financial Statements and Exhibits
---------     ---------------------------------


Item 9.01.    Financial Statements and Exhibits.
----------    ---------------------------------

(a)     Financial Statements of businesses acquired.

                  Not applicable.

(b)     Pro Forma financial information.

                  Not applicable.

(c)     Exhibits:

Exhibit No.         Description
-----------

         99.1 The Home Equity Loan Purchase Agreement, dated as of January 1, 2005, by and between MSDWCC and the Company.

         99.2 The Servicing Agreement, dated as of January 1, 2005, by and between MSDWCC, the Indenture Trustee and the Trust.

         99.3 The Indenture, dated as of January 1, 2005, by and between the Trust and the Indenture Trustee.

         99.4 The Trust Agreement, dated as of January 1, 2005, by and between the Company and the Owner Trustee.



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


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MORGAN STANLEY ABS CAPITAL I INC.




                                     By:            /s/Steven Shapiro
                                           ----------------------------------
                                           Name:    Steven Shapiro
                                           Title:   Executive Director



Dated:  March 3, 2005


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


EXHIBIT INDEX
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Exhibit         Description
-------         -----------

99.1 The Home Equity Loan Purchase Agreement, dated as of January 1, 2005, by and between MSDWCC and the Company.

99.2 The Servicing Agreement, dated as of January 1, 2005, by and between MSDWCC, the Indenture Trustee and the Trust.

99.3 The Indenture, dated as of January 1, 2005, by and between the Trust and the Indenture Trustee.

99.4 The Trust Agreement, dated as of January 1, 2005, by and between the Company and the Owner Trustee.



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